BLACKROCK FUNDS II

BlackRock LifePath® Smart Beta 2020 Fund

BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2020 Fund

BlackRock LifePath® Index 2020 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 29, 2019 to the Summary Prospectuses, Prospectuses and Statements of Additional

Information of the Funds, each as supplemented to date

The Boards of Trustees of BlackRock Funds II (“BRF II”) and BlackRock Funds III (“BRF III” and together with BRF II, the “Trusts”) have approved an Agreement and Plan of Reorganization with respect to each Fund (each, an “Agreement and Plan”), by and among the parties set forth in the table below, wherein each Fund will be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set out in the table below.

Funds	Acquiring Funds
BlackRock LifePath® Smart Beta 2020 Fund, a series of BRF II (the “Smart Beta Fund”)	BlackRock LifePath® Smart Beta Retirement Fund, a series of BRF II (the “Smart Beta Acquiring Fund”)
BlackRock LifePath® Dynamic 2020 Fund, a series of BRF III (the “Dynamic Fund”)	BlackRock LifePath® Dynamic Retirement Fund, a series of BRF III (the “Dynamic Acquiring Fund”)
BlackRock LifePath® Index 2020 Fund, a series of BRF III (the “Index Fund”)	BlackRock LifePath® Index Retirement Fund, a series of BRF III (the “Index Acquiring Fund”)

Certain Funds and Acquiring Funds are “feeder” funds that invest all of their assets in a corresponding “master” portfolio as set out in the table below under the heading “Master Portfolios”, which has an investment objective, strategies and policies substantially identical to those of its corresponding Fund or Acquiring Fund, as applicable.

“Feeder” Funds	Master Portfolios
Dynamic Fund	LifePath® Dynamic 2020 Master Portfolio (the “Dynamic Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a Delaware statutory trust
Dynamic Acquiring Fund	LifePath® Dynamic Retirement Master Portfolio (the “Dynamic Acquiring Master Portfolio”), a series of MIP
Index Fund	LifePath® Index 2020 Master Portfolio (the “Index Acquiring Master Portfolio” and together with the Dynamic Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), a series of MIP
Index Acquiring Fund	LifePath® Index Retirement Master Portfolio (the “Index Acquiring Master Portfolio” and together with the Dynamic Acquiring Master Portfolio, the “Acquiring Master Portfolios” and each, an “Acquiring Master Portfolio”), a series of MIP

In addition, the Board of Trustees of MIP has approved an Agreement and Plan of Reorganization with respect to each Master Portfolio (each, a “Master Agreement and Plan”), by and among the parties set forth in the table below, wherein each Master Portfolio will be reorganized into a corresponding Acquiring Master Portfolio (each, a “Master Reorganization”) as set out in the table below. Each Master Reorganization will occur prior to the corresponding Reorganization.

Master Portfolio	Acquiring Master Portfolio
Dynamic Master Portfolio	Dynamic Acquiring Master Portfolio
Index Master Portfolio	Index Acquiring Master Portfolio

In each Master Reorganization, each Master Portfolio will transfer substantially all of its assets and liabilities to its corresponding Acquiring Master Portfolio in exchange for interests of such Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”). The Acquiring Master Portfolio Interests held by each Master Portfolio will then be exchanged for interests of such Master Portfolio held by the corresponding Fund.

In each Reorganization, each Fund will transfer substantially all of its assets to its corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Fund and shares of such Acquiring Fund (the “Acquiring Fund Shares”).

Each Agreement and Plan provides that shareholders of the applicable Fund will receive shares (including fractional shares, if any) of the class of shares in its corresponding Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of such Fund held immediately prior to the Reorganization:

If you own the following Smart Beta Fund Shares	You will receive the following Smart Beta Acquiring Fund Shares
Investor A	Investor A
Institutional	Institutional
Class R	Class R
Class K	Class K

If you own the following Dynamic Fund Shares	You will receive the following Dynamic Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

If you own the following Index Fund Shares	You will receive the following Index Acquiring Fund Shares
Investor A	Investor A
Institutional	Institutional
Class K	Class K
Investor P	Investor P

Following each Reorganization and Master Reorganization, each Fund and Master Portfolio will be terminated, dissolved and liquidated as a series of the Trust or MIP, as applicable.

Neither the shareholders of the Funds nor the interestholders of the Master Portfolios are required to approve the Reorganizations or the Master Reorganizations, as applicable. It is expected that in July 2019 shareholders of each Fund will be sent a Combined Prospectus/Information Statement containing important information about the applicable Acquiring Fund, outlining the differences between each Fund and its corresponding Acquiring Fund and containing information about the terms and conditions of each Reorganization.

Each Reorganization and Master Reorganization is expected to occur during the fourth quarter of 2019. Until the Reorganizations are completed, each Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-REORG-0519SUP

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